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                                                                   Exhibit 10.74


                                 Promissory Note
                                 ---------------

$130,000,000.00                                              September 15, 1998
                                                             New York, New York


                  FOR VALUE RECEIVED, the undersigned, GLIMCHER LLOYD VENTURE, LLC, a Delaware limited liability company ("MAKER"), promises to pay to the order of Archon Financial, L.P., a Delaware limited partnership, its successors and assigns ("HOLDER"), on or before the Maturity Date at such place as Holder may from time to time designate in writing, the principal sum of One Hundred Thirty Million and 00/100 DOLLARS ($130,000,000.00) in lawful money of the United States of America, together with interest thereon, to be computed and paid as more particularly set forth in the Loan Agreement (as hereinafter defined).

                  Except as otherwise defined or limited herein, capitalized terms used herein shall have the meanings ascribed to them in the Loan Agreement (the "LOAN AGREEMENT"), dated as of September ____, 1998, by and between Maker and Holder. This is the Note referred to in the Loan Agreement. The terms of this Note are hereby supplemented in full by the terms of the Loan Agreement, the Deed of Trust and the other Loan Documents, including, without limitation, with respect to Loan repayment and Breakage Costs, Prepayment Premiums, Exit Fees, Spread Maintenance Premiums, offsets, counterclaims and defenses and expenses of Lender.

         1.       PAYMENTS OF PRINCIPAL AND INTEREST

                  On the date hereof, Maker shall pay an installment of interest as set forth in Section 2.3.1 of the Loan Agreement.

                  Commencing with the Payment Date on November 11, 1998, and on each and every Payment Date thereafter through but excluding the Maturity Date, Maker shall pay interest at the Applicable Interest Rate on the outstanding principal balance hereof calculated as more fully set forth in the Loan Agreement. Interest on the Loan shall be calculated on the basis of the actual number of days elapsed in the Interest Accrual Period in question in a 360-day year.

                  Interest on the principal sum shall begin to accrue on the date hereof. On the Maturity Date, payment in full of all remaining obligations of Maker under this Note, the Loan Agreement and the other Loan Documents shall become due and payable.

                  Payments made at any time hereon (including payments from the proceeds of any sale of any Collateral (as hereinafter defined) pursuant to any of the Loan Documents) shall be applied as provided in the Loan Agreement and the Deed of Trust. For purposes of this Note, "COLLATERAL" shall mean all monies, accounts, instruments and other property (including, without limitation, all rent, revenues, issues, Proceeds, profits, security and other monies payable or receivable under any Loan Document or with respect thereto and the after-acquired property clauses thereof) subject or intended to be subject to the Deed of Trust and the other Loan


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Documents for the performance by Maker of its obligations thereunder or hereunder as of any particular time, and the proceeds of the foregoing.

         2.       SECURITY FOR THE LOAN.

                  This Note is issued pursuant to the Loan Agreement, and the Holder is and shall be entitled to the benefits thereof and remedies provided therein and the security provided for therein including, without limitation, the security provided by the Deed of Trust encumbering the Trust Property (as defined in the Deed of Trust) and the Lien on and security interest in certain other property described therein, and by other Loan Documents affecting and granting a Lien on and security interest in other portions of the Collateral, including but not limited to, the Assignment of Leases and the Assignment of Agreements.

         3.       ACCELERATION; PREPAYMENT PREMIUMS.

                  The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, and for the payment of certain prepayment premiums (if the circumstances require) by Maker upon the terms and conditions therein specified.

         4.       EVENTS OF DEFAULT.

                  Upon the occurrence of an Event of Default, the entire principal sum hereof outstanding, together with accrued interest hereon and all other fees, premiums, charges, and costs due under the Loan Documents, if any, shall, at the option of the Holder (unless otherwise specified under the Loan Agreement), at once become due and payable without notice. Failure to exercise the aforementioned option shall not constitute a waiver of the right to exercise the same in the event of any subsequent Event of Default. In addition to principal and interest, Maker agrees to pay to Holder (i) all costs of collection incurred by Holder, including reasonable attorneys' fees and disbursements and (ii) any other payments which may become due under the Loan Agreement or the other Loan Documents.

         5.       DEFAULT INTEREST RATE.

                  Maker does hereby agree that, if an Event of Default shall have occurred and is continuing, Maker shall pay interest at the Default Rate on the outstanding amount of the Loan and due but unpaid interest thereon, upon demand from time to time, to the extent permitted by applicable law.

         6.       AUTHORITY.

                  Maker represents that it has full power, authority and legal right to execute and deliver this Note and to perform its obligations hereunder, and that this Note constitutes the valid and binding obligation of Maker, enforceable against Maker in accordance with its terms, except as enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization,



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moratorium, or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity, regardless of whether considered in proceedings at law or in equity.

         7.       NOTICES.

                  All notices or other communications required or permitted to be given pursuant hereto shall be given in the manner specified in the Loan Agreement directed to the parties at their respective addresses as provided therein.

         8.       CONSENT TO JURISDICTION; GOVERNING LAW.

                  (a) THIS NOTE WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY MAKER AND ACCEPTED BY HOLDER IN THE STATE OF NEW YORK, AND THE PROCEEDS DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO NOTES MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. IT IS UNDERSTOOD THAT THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE VALIDITY AND THE ENFORCEABILITY OF THIS NOTE AND ALL OF THE INDEBTEDNESS OR OBLIGATIONS ARISING HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANOTHER LOAN DOCUMENT). TO THE FULLEST EXTENT PERMITTED BY LAW, MAKER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE.

                  (b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST MAKER OR HOLDER ARISING OUT OF OR RELATING TO THIS NOTE SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND MAKER WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND MAKER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING. MAKER DOES HEREBY DESIGNATE AND APPOINT CT CORPORATION SYSTEM WITH OFFICES AT 1633 BROADWAY, NEW YORK, NEW YORK 10019, OR AT SUCH OTHER OFFICE IN [NEW YORK], NEW YORK, AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO MAKER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED



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IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON MAKER, IN ANY SUCH SUIT,
ACTION OR PROCEEDING IN THE STATE OF NEW YORK. MAKER (I) SHALL GIVE PROMPT NOTICE TO HOLDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH OFFICE SHALL BE DESIGNATED AS THE ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

         9.       WAIVER OF JURY TRIAL.

                  MAKER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY MAKER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. HOLDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY MAKER.

         10.      SAVINGS CLAUSE.

                  It is expressly stipulated and agreed to be the intent of Maker and Holder at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Holder to contract for, charge, take, reserve, or receive a greater amount of interest than under state law) and that this paragraph shall control every other covenant and agreement in this Note and the other Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Debt, or if Holder's exercise of the option to accelerate the Maturity Date, or if any prepayment results in Maker having paid any interest in excess of that permitted by applicable law, then it is Holder's express intent that all excess amounts theretofore collected by Holder shall be credited on the principal balance of this Note and all other Debt and the provisions of this Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Holder for the use, forbearance, or detention of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Debt until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate from time to time in effect and applicable to the Debt for so



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long as the Debt is outstanding. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Holder to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

         11.      MISCELLANEOUS.

                  (a) No release of any security for the Debt evidenced hereby or any Person liable for payment of the Debt evidenced hereby, no extension of time for payment of the Debt evidenced hereby or any installment hereof, and no alteration, amendment or waiver of any provision of the Loan Documents made by agreement between Holder and any other Person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Maker or any other Person or party who might be or become liable for the payment of all or any part of the Debt evidenced hereby, under the Loan Documents, except as explicitly provided in a writing satisfying the requirements of paragraph 11(c) hereof.

                  (b) Maker and all others who may become liable for the payment of all or any part of the Debt evidenced hereby do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest, notice of non-payment, and notice of intent to accelerate the maturity hereof and (except as may be expressly provided for in the Loan Documents) of actual acceleration.

                  (c) This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Maker or Holder, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                  (d) Whenever used, the singular number shall include the plural, the plural the singular, and the words "Holder" and "Maker" shall include their respective successors, assigns, heirs, executors and administrators as permitted under the Loan Documents.

                  (e) The provisions of Section 12.24 of the Loan Agreement, relating to the exculpation of Maker, are hereby incorporated by reference, as if set forth in full herein.

                            [signature on next page.]



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                  IN WITNESS WHEREOF, Maker has duly executed or has caused its respective duly authorized officers to execute this Note on its behalf, as of the day and year first above written.

MAKER:                                     GLIMCHER LLOYD VENTURE, LLC,
                                           a Delaware limited liability company

                                           By:  Glimcher Portland, Inc.,
                                                its managing member


                                                By:   /s/ George A. Schmidt
                                                     ---------------------------
                                                     George A. Schmidt
                                                     Senior Vice President



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COUNTY OF NEW YORK                  )
                                 ss:
STATE OF NEW YORK                   )

On the ____ day of September, 1998 before me, the undersigned, a notary public in and for said State, personally appeared George A. Schmidt, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Debra Paoli
-------------------------------------
Notary Public